STATEMENT OF ADDITIONAL INFORMATION
SUPPLEMENT                                             77623  10/01
dated October 19, 2001 to:

Putnam Emerging Markets Fund (the "fund")
Statement of Additional Information dated December 30, 2000

The following paragraph is inserted as the last paragraph under the section "How to buy shares - sales without sales charges or contingent deferred sales charges":

A redemption fee will not be imposed in cases of shareholder death or disability or other circumstances in which the fund would waive a CDSC as stated above.